EXHIBIT 23.1
                                                                    ------------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To CAS Medical Systems, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB/A into the Company's previously filed Registration Statements on Form S-8 File No. 33-90512 and 33-90514.







/s/Arthur Andersen LLP
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Stamford, Connecticut
May 30, 2000